SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) February 26, 2004


          CWALT, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2004, providing for the issuance of the CWALT, INC., Alternative Loan Trust
          2004-4CB, Mortgage Pass-Through Certificates, Series 2004-4CB).


                                   CWALT, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-110343               87-0698307
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On February 26, 2004, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller (a "Seller"), Park Granada LLC, as a seller (a "Seller") Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-4CB.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 23, 2004 and the Prospectus Supplement dated January 26, 2004, of CWALT, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-4CB).

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.

                          FINAL POOL TABLES, GROUP 1

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal   Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------
Arizona                           35      $     4,571,501.72        3.22%
California                       191      $    39,439,216.31       27.77%
Colorado                          28      $     4,755,428.42        3.35%
Florida                           50      $     6,496,721.25        4.58%
Hawaii                            24      $     5,366,955.44        3.78%
Illinois                          19      $     3,524,818.40        2.48%
Indiana                           29      $     3,148,534.82        2.22%
Michigan                          32      $     3,687,952.18        2.60%
New York                          40      $     8,319,452.56        5.86%
Ohio                              38      $     5,552,425.19        3.91%
Pennsylvania                      26      $     2,990,069.30        2.11%
Texas                             86      $    10,299,826.63        7.25%
Washington                        29      $     4,203,900.61        2.96%
Other (less than 2%)             328      $    39,644,007.76       27.92%
                           ----------------------------------------------------
                                 955      $   142,000,810.59      100.00%

----------
(1) The Other row in the preceding table includes 34 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 0.783% of the mortgage loans in loan group 1 will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal    Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
619 and Below                     49      $     6,129,468.80        4.32%
620-659                          103      $    13,698,429.55        9.65%
660-699                          182      $    26,322,004.34       18.54%
700-719                          148      $    24,471,750.18       17.23%
720 and Above                    465      $    70,295,071.32       49.50%
Not Scored                         8      $     1,084,086.40        0.76%
                           --------------------------------------------------
                                 955      $   142,000,810.59      100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 715.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal    Percent of
 Type of Program          Mortgage Loans   Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Full/Alternative                 572      $    78,310,953.05       55.15%
No Income/No Asset                29      $     4,722,272.84        3.33%
Preferred                        205      $    37,076,927.53       26.11%
Reduced                           55      $    10,481,538.39        7.38%
Stated Income/Stated Asset         3      $       403,030.22        0.28%
Streamlined                       91      $    11,006,088.56        7.75%
                           ----------------------------------------------------
                                 955      $   142,000,810.59      100.00%


                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Property Type             Mortgage Loans  Balance Outstanding   Loan Group 1
------------------------------------------------------------------------------
2-4 Units                         48      $     8,444,297.55        5.95%
Hi-rise Condominium                7      $     1,056,012.15        0.74%
Low-rise Condominium              62      $     9,724,252.24        6.85%
Planned Unit Development         151      $    26,277,364.68       18.51%
Single Family Residence          687      $    96,498,883.97       67.96%
                           ----------------------------------------------------
                                 955      $   142,000,810.59      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans  Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
        5.000                      1      $       190,631.67        0.13%
        5.250                     10      $     1,934,626.98        1.36%
        5.375                     12      $     2,021,975.48        1.42%
        5.400                      2      $       378,526.14        0.27%
        5.450                      1      $       105,289.22        0.07%
        5.490                      1      $       238,126.56        0.17%
        5.500                     59      $    10,321,051.76        7.27%
        5.599                      1      $       197,793.71        0.14%
        5.625                     71      $    11,732,769.80        8.26%
        5.750                    245      $    41,766,153.86       29.41%
        5.755                      1      $       119,200.00        0.08%
        5.850                      1      $        89,722.05        0.06%
        5.860                      1      $       119,581.00        0.08%
        5.865                      1      $       212,310.00        0.15%
        5.870                      1      $        49,438.04        0.03%
        5.875                    282      $    43,060,633.18       30.32%
        5.960                      1      $       159,600.00        0.11%
        5.990                     11      $     1,998,020.45        1.41%
        6.000                    151      $    19,115,967.92       13.46%
        6.105                      1      $       111,600.00        0.08%
        6.115                      1      $        94,500.00        0.07%
        6.125                     43      $     3,810,035.76        2.68%
        6.155                      1      $        56,000.00        0.04%
        6.230                      4      $       473,750.00        0.33%
        6.240                      1      $       105,300.00        0.07%
        6.250                     17      $     1,299,076.55        0.91%
        6.375                     17      $     1,056,857.46        0.74%
        6.415                      1      $       141,030.00        0.10%
        6.485                      1      $       202,950.00        0.14%
        6.500                      9      $       517,883.00        0.36%
        6.605                      1      $        44,100.00        0.03%
        6.625                      5      $       276,310.00        0.19%
                           ----------------------------------------------------
                                 955      $   142,000,810.59      100.00%

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 5.810% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.819% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans  Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Cash-Out Refinance               275      $    42,835,452.43      30.17%
Purchase                         526      $    77,514,876.87      54.59%
Rate/Term Refinance              154      $    21,650,481.29      15.25%
                           ----------------------------------------------------
                                 955      $   142,000,810.59     100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-            Number of    Aggregate Principal     Percent of
Value Ratios (%)          Mortgage Loans  Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
50.00 or Less                     68      $    10,169,033.86       7.16%
50.01 to 55.00                    30      $     4,183,042.76       2.95%
55.01 to 60.00                    47      $     7,638,392.37       5.38%
60.01 to 65.00                    76      $    11,206,335.87       7.89%
65.01 to 70.00                    91      $    14,476,990.57      10.20%
70.01 to 75.00                    85      $    14,382,763.05      10.13%
75.01 to 80.00                   228      $    36,921,973.72      26.00%
80.01 to 85.00                    13      $     1,495,137.75       1.05%
85.01 to 90.00                   162      $    16,295,484.87      11.48%
90.01 to 95.00                    53      $     8,423,661.53       5.93%
95.01 to 100.00                  102      $    16,807,994.24      11.84%
                           ----------------------------------------------------
                                 955      $   142,000,810.59     100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 76.01%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal    Percent of
Occupancy Types           Mortgage Loans   Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Investment                       351      $    41,572,035.28      29.28%
Owner Occupied                   594      $    98,822,558.01      69.59%
Second/Vacation Home              10      $     1,606,217.30       1.13%
                           ----------------------------------------------------
                                 955      $   142,000,810.59      100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of    Aggregate Principal   Percent of
Loan Amount               Mortgage Loans  Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------

$      0    - $ 50,000.00         55      $     2,194,965.95       1.55%
$ 50,000.01 - $100,000.00        259      $    19,487,359.44      13.72%
$100,000.01 - $150,000.00        257      $    31,998,906.99      22.53%
$150,000.01 - $200,000.00        152      $    26,492,967.02      18.66%
$200,000.01 - $250,000.00        100      $    22,765,472.38      16.03%
$250,000.01 - $300,000.00         81      $    22,300,364.73      15.70%
$300,000.01 - $350,000.00         47      $    15,039,480.70      10.59%
$350,000.01 - $400,000.00          1      $       363,624.68       0.26%
$400,000.01 - $450,000.00          2      $       862,668.70       0.61%
$450,000.01 - $500,000.00          1      $       495,000.00       0.35%
                           ----------------------------------------------------
                                 955      $   142,000,810.59     100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $148,692.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal     Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
        360                      668      $    93,761,859.30      66.03%
        359                      183      $    31,467,813.71      22.16%
        358                       39      $     6,091,831.07       4.29%
        357                        5      $     $ 558,423.67       0.39%
        356                        5      $     1,057,344.92       0.74%
        355                       19      $     4,040,472.68       2.85%
        354                        8      $     1,682,142.12       1.18%
        353                        4      $       730,851.43       0.51%
        352                        1      $        81,799.24       0.06%
        351                        1      $       116,339.53       0.08%
        350                        5      $       879,467.79       0.62%
        300                       11      $     1,041,501.00       0.73%
        299                        6      $       490,964.13       0.35%
                           ----------------------------------------------------
                                 955      $   142,000,810.59     100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 359 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal   Percent of
State                     Mortgage Loans  Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------
Arizona                           29      $     3,754,002.59       2.65%
California                       201      $    43,738,211.04      30.84%
Colorado                          35      $     6,221,671.80       4.39%
Florida                           46      $     6,667,696.92       4.70%
Hawaii                            21      $     5,419,367.08       3.82%
Illinois                          24      $     4,525,751.93       3.19%
Nevada                            21      $     3,307,997.29       2.33%
New Jersey                        22      $     4,439,498.74       3.13%
New York                          25      $     4,838,759.02       3.41%
North Carolina                    26      $     3,913,346.30       2.76%
Ohio                              23      $     3,112,372.32       2.19%
Oregon                            24      $     3,596,016.28       2.54%
Tennessee                         28      $     3,252,492.85       2.29%
Texas                             44      $     5,877,978.51       4.14%
Utah                              16      $     2,914,199.79       2.05%
Washington                        21      $     3,382,985.85       2.39%
Other (less than 2%)             237      $    32,853,549.40      23.17%
                           ----------------------------------------------------
                                 843      $   141,815,897.71     100.00%

-------------
(1) The Other row in the preceding table includes 29 other states with under 2.00% concentration individually. No more than approximately 0.587% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
FICO Credit Scores        Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

619 and Below                     17      $     2,575,645.31       1.82%
620-659                           65      $    11,449,797.30       8.07%
660-699                          177      $    30,722,366.48      21.66%
700-719                          157      $    26,583,597.94      18.75%
720 and Above                    422      $    69,671,613.52      49.13%
Not Scored                         5      $       812,877.16       0.57%
                           ----------------------------------------------------
                                 843      $   141,815,897.71     100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 717.


                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
 Type of Program          Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Full/Alternative                 479      $    76,867,019.84      54.20%
No Income/No Asset                58      $     8,622,327.97       6.08%
Preferred                        183      $    33,003,026.90      23.27%
Reduced                           69      $    14,611,171.72      10.30%
Stated Income/Stated Asset        11      $     1,537,844.10       1.08%
Streamlined                       43      $     7,174,507.18       5.06%
                           ----------------------------------------------------
                                 843      $   141,815,897.71     100.00%

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
Property Type             Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

2-4 Units                         48      $    11,056,605.29       7.80%
Hi-rise Condominium                5      $       880,119.63       0.62%
Low-rise Condominium              71      $    11,401,914.39       8.04%
Planned Unit Development         128      $    22,737,816.36      16.03%
Single Family Residence          591      $    95,739,442.04      67.51%
                           ----------------------------------------------------
                                 843      $   141,815,897.71     100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

5.500                              6      $       618,516.85       0.44%
5.625                              1      $        78,458.12       0.06%
5.750                              5      $       576,654.16       0.41%
5.875                              5      $       592,111.18       0.42%
5.990                             10      $     2,520,102.00       1.78%
5.999                              2      $       475,796.87       0.34%
6.000                            193      $    40,403,398.57      28.49%
6.035                              1      $       185,400.00       0.13%
6.110                              2      $       312,690.00       0.22%
6.125                            367      $    60,802,564.85      42.87%
6.160                              1      $        76,500.00       0.05%
6.225                              2      $       218,405.00       0.15%
6.230                              1      $       333,700.00       0.24%
6.245                              2      $       266,469.00       0.19%
6.250                            196      $    30,688,586.91      21.64%
6.350                              1      $        81,748.45       0.06%
6.375                             29      $     2,323,537.78       1.64%
6.500                             14      $       890,629.61       0.63%
6.605                              1      $        36,000.00       0.03%
6.625                              2      $        76,460.19       0.05%
6.740                              1      $        58,950.00       0.04%
6.875                              1      $       199,218.17       0.14%
                           ----------------------------------------------------
                                 843      $   141,815,897.71     100.00%

------------------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.117% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.123% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refinance               170      $    31,341,557.88       22.10%
Purchase                         522      $    84,121,431.05       59.32%
Rate/Term Refinance              151      $    26,352,908.78       18.58%
                           ----------------------------------------------------
                                 843      $   141,815,897.71      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-            Number of    Aggregate Principal    Percent of
Value Ratios (%)          Mortgage Loans  Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

50.00 or Less                     48      $     7,926,408.23       5.59%
50.01 to 55.00                    26      $     4,859,475.04       3.43%
55.01 to 60.00                    43      $     8,744,276.79       6.17%
60.01 to 65.00                    47      $     7,640,507.20       5.39%
65.01 to 70.00                    84      $    15,276,236.36      10.77%
70.01 to 75.00                    69      $    13,353,116.79       9.42%
75.01 to 80.00                   248      $    43,056,150.96      30.36%
80.01 to 85.00                    10      $     1,053,777.34       0.74%
85.01 to 90.00                   139      $    16,497,058.81      11.63%
90.01 to 95.00                    71      $    11,920,846.36       8.41%
95.01 to 100.00                   58      $    11,488,043.83       8.10%
                           ----------------------------------------------------
                                 843      $   141,815,897.71     100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 76.54%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
Occupancy Types           Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Investment                       303      $    48,348,607.42       34.09%
Owner Occupied                   512      $    88,083,069.60       62.11%
Second/Vacation Home              28      $     5,384,220.69        3.80%
                           ----------------------------------------------------
                                 843      $   141,815,897.71      100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage            Number of     Aggregate Principal     Percent of
Loan Amounts              Mortgage Loans  Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

$      0    -   $ 50,000.00       23      $       948,146.73       0.67%
$ 50,000.01 -   $100,000.00      159      $    12,412,542.68       8.75%
$100,000.01 -   $150,000.00      220      $    27,491,728.08      19.39%
$150,000.01 -   $200,000.00      189      $    32,947,364.80      23.23%
$200,000.01 -   $250,000.00      110      $    24,483,212.17      17.26%
$250,000.01 -   $300,000.00       76      $    20,960,381.51      14.78%
$300,000.01 -   $350,000.00       58      $    18,680,999.38      13.17%
$350,000.01 -   $400,000.00        2      $       725,000.00       0.51%
$450,000.01 -   $500,000.00        2      $       970,400.00       0.68%
$500,000.01 -   $550,000.00        2      $     1,006,800.00       0.71%
$550,000.01 -   $600,000.00        1      $       588,822.36       0.42%
$600,000.01 -   $650,000.00        1      $       600,500.00       0.42%
                           ----------------------------------------------------
                                 843      $   141,815,897.71     100.00%

------------------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $168,228.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------

Remaining Terms             Number of     Aggregate Principal     Percent of
To Maturity (months)      Mortgage Loans  Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

         360                     573      $    94,456,186.63      66.60%
         359                     202      $    37,265,526.27      26.28%
         358                      22      $     3,604,526.32       2.54%
         357                       4      $       829,572.08       0.58%
         356                       2      $       251,819.35       0.18%
         355                       5      $       850,919.60       0.60%
         354                       2      $       290,514.05       0.20%
         352                       1      $       172,341.78       0.12%
         300                       2      $       461,000.00       0.33%
         299                       2      $       295,620.29       0.21%
         240                      21      $     2,527,681.00       1.78%
         239                       5      $       500,460.99       0.35%
         238                       2      $       309,729.35       0.22%
                           ----------------------------------------------------
                                 843      $   141,815,897.71     100.00%

------------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 356 months.

                          FINAL POOL TABLES, GROUP 3

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
State                     Mortgage Loans  Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------

Arizona                           23      $     3,678,145.76       4.71%
California                        88      $    17,417,168.25      22.30%
Florida                           63      $     9,480,130.40      12.14%
Hawaii                            11      $     3,547,895.85       4.54%
Maryland                           9      $     1,622,520.41       2.08%
Massachusetts                     13      $     3,142,347.83       4.02%
Michigan                          12      $     1,725,166.90       2.21%
Nevada                            18      $     2,731,749.90       3.50%
New Jersey                        10      $     1,868,424.65       2.39%
New York                          20      $     4,478,952.17       5.74%
Ohio                              13      $     1,902,028.10       2.44%
Pennsylvania                      17      $     2,674,756.09       3.42%
Texas                             28      $     3,916,909.15       5.02%
Virginia                          11      $     1,909,750.71       2.45%
Washington                        11      $     1,713,357.49       2.19%
Other (less than 2%)             110      $    16,285,796.85      20.85%
                           -----------------------------------------------------
                                 457      $    78,095,100.51     100.00%

-------------
(1) The Other row in the preceding table includes 29 other states and the District of Columbia with under 2.00% concentration individually. No more than approximately 1.293% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal    Percent of
FICO Credit Scores        Mortgage Loans   Balance Outstanding   Loan Group 3
-------------------------------------------=-----------------------------------

619 and Below                     17      $     3,149,878.14       4.03%
620-659                           89      $    15,047,682.38      19.27%
660-699                          117      $    20,427,390.30      26.16%
700-719                           64      $    11,243,823.83      14.40%
720 and Above                    158      $    26,440,541.36      33.86%
Not Scored                        12      $     1,785,784.50       2.29%
                           ----------------------------------------------------
                                 457      $    78,095,100.51     100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 699.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
 Type of Program          Mortgage Loans  Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------

Full/Alternative                 169      $    25,868,787.72      33.12%
No Income/No Asset               126      $    20,572,017.89      26.34%
Preferred                         63      $    11,880,169.36      15.21%
Reduced                           72      $    14,129,196.08      18.09%
Stated Income/Stated Asset        17      $     3,206,566.56       4.11%
Streamlined                       10      $     2,438,362.90       3.12%
                           ----------------------------------------------------
                                 457      $    78,095,100.51     100.00%

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Property Type             Mortgage Loans  Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------

2-4 Units                         20      $     4,549,362.54       5.83%
Condominium Hotel                  8      $       960,773.70       1.23%
Hi-rise Condominium                6      $     1,125,608.33       1.44%
Low-rise Condominium              36      $     5,796,732.99       7.42%
Planned Unit Development          68      $    12,723,192.07      16.29%
Single Family Residence          319      $    52,939,430.88      67.79%
                           ----------------------------------------------------
                                 457      $    78,095,100.51     100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans  Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------

     5.375                         1      $       107,000.00       0.14%
     5.875                         5      $       893,664.27       1.14%
     6.000                         6      $       960,028.91       1.23%
     6.105                         1      $        80,794.68       0.10%
     6.120                         1      $       171,900.00       0.22%
     6.125                         2      $       302,463.82       0.39%
     6.225                         1      $       108,300.00       0.14%
     6.235                         1      $       175,600.00       0.22%
     6.250                        41      $     7,783,244.73       9.97%
     6.365                         1      $       118,845.00       0.15%
     6.375                       149      $    26,446,774.56      33.86%
     6.380                         1      $       185,000.00       0.24%
     6.480                         1      $       112,500.00       0.14%
     6.485                         1      $       220,500.00       0.28%
     6.500                        94      $    16,407,647.96      21.01%
     6.605                         1      $       278,746.91       0.36%
     6.625                        54      $     9,540,148.87      12.22%
     6.730                         1      $       143,900.00       0.18%
     6.740                         1      $       298,628.21       0.38%
     6.750                        48      $     7,593,087.28       9.72%
     6.790                         1      $       175,000.00       0.22%
     6.875                        16      $     2,291,077.45       2.93%
     7.000                         6      $       791,374.55       1.01%
     7.030                         1      $       197,705.20       0.25%
     7.125                         5      $       369,971.20       0.47%
     7.250                         5      $       886,898.59       1.14%
     7.375                         2      $       315,470.19       0.40%
     7.500                         2      $       227,003.10       0.29%
     7.625                         1      $        66,303.57       0.08%
     7.750                         1      $       282,638.32       0.36%
     7.875                         2      $       303,921.07       0.39%
     8.250                         2      $       167,225.84       0.21%
     9.250                         1      $        45,094.17       0.06%
     9.500                         1      $        46,642.06       0.06%
                           ----------------------------------------------------
                                 457      $    78,095,100.51     100.00%

------------------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.509% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.528% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans   Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------

Cash-Out Refinance               118      $    22,146,601.97       28.36%
Purchase                         268      $    43,369,252.99       55.53%
Rate/Term Refinance               71      $    12,579,245.55       16.11%
                           ----------------------------------------------------
                                 457      $    78,095,100.51      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-            Number of    Aggregate Principal     Percent of
Value Ratios (%)          Mortgage Loans  Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------

50.00 or Less                     28            5,081,913.81       6.51%
50.01 to 55.00                    21            3,834,153.49       4.91%
55.01 to 60.00                    23            3,918,328.01       5.02%
60.01 to 65.00                    37            6,122,785.18       7.84%
65.01 to 70.00                    41            6,994,251.02       8.96%
70.01 to 75.00                    39            7,280,209.20       9.32%
75.01 to 80.00                    64           11,968,124.67      15.33%
80.01 to 85.00                     9            1,400,706.39       1.79%
85.01 to 90.00                   136           21,026,586.88      26.92%
90.01 to 95.00                    24            4,266,908.84       5.46%
95.01 to 100.00                   35            6,201,133.02       7.94%
                           ----------------------------------------------------
                                 457           78,095,100.51     100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 76.81%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 3 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
Occupancy Types           Mortgage Loans  Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------

Investment                       105      $    14,851,561.37      19.02%
Owner Occupied                   315      $    56,483,384.66      72.33%
Second/Vacation Home              37      $     6,760,154.48       8.66%
                           ----------------------------------------------------
                                 457      $    78,095,100.51     100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of    Aggregate Principal     Percent of
Loan Amounts              Mortgage Loans  Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------

$      0    -    $50,000.00       14      $       541,713.37       0.69%
$ 50,000.01 -   $100,000.00       73      $     6,047,160.32       7.74%
$100,000.01 -   $150,000.00      110      $    13,891,673.01      17.79%
$150,000.01 -   $200,000.00      115      $    19,758,553.17      25.30%
$200,000.01 -   $250,000.00       81      $    18,407,866.63      23.57%
$250,000.01 -   $300,000.00       42      $    11,750,536.09      15.05%
$300,000.01 -   $350,000.00       14      $     4,520,492.91       5.79%
$350,000.01 -   $400,000.00        6      $     2,193,553.29       2.81%
$450,000.01 -   $500,000.00        2      $       983,551.72       1.26%
                           ----------------------------------------------------
                                 457      $    78,095,100.51     100.00%

------------------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $170,886.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------

Remaining Terms             Number of     Aggregate Principal     Percent of
To Maturity (months)      Mortgage Loans  Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------

       360                       280      $    46,534,563.60      59.59%
       359                       132      $    24,496,892.66      31.37%
       358                        24      $     3,684,625.32       4.72%
       357                         5      $       661,575.26       0.85%
       356                         3      $       762,475.31       0.98%
       355                         2      $       368,306.22       0.47%
       350                         1      $       245,590.94       0.31%
       312                         1      $        46,642.06       0.06%
       300                         3      $       333,300.00       0.43%
       299                         1      $       153,802.25       0.20%
       295                         1      $       282,638.32       0.36%
       292                         1      $       101,008.00       0.13%
       252                         1      $        45,094.17       0.06%
       240                         1      $       139,000.00       0.18%
       236                         1      $       239,586.40       0.31%
                           ----------------------------------------------------
                                 457      $    78,095,100.51     100.00%

------------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 3 is expected to be approximately 358 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWALT, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  March 12, 2004



                                        5